Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) is entered into as of August 20, 2014 by and among Fortune Brands Home & Security, Inc., a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as defined below), and Section 1.03 of the Credit Agreement shall apply to this Amendment.

RECITALS

A. The Borrower, the Administrative Agent and the other financial institutions signatory thereto are party to that certain Credit Agreement dated as of August 22, 2011 (as previously amended by Amendment No. 1 dated as of July 23, 2013, the “Credit Agreement”).

B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

C. The Borrower has requested, and certain of the Lenders (as identified on Exhibit B hereto, the “Increasing Lenders”) are willing to make available to the Borrower, additional Revolving Commitments and Term Commitments pursuant to Section 2.09(d) of the Credit Agreement on the terms and conditions set forth herein.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Upon the Effective Date (as defined in Section 4 below), the Credit Agreement shall be amended as follows:

(a) The second sentence of the definition of “Revolving Commitment” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

The amount of each Revolving Lender’s Revolving Commitment as of the Amendment No. 2 Date after giving effect to Amendment No. 2 is set forth on Schedule 2.01.

(b) The second sentence of the definition of “Term Commitment” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

The amount of each Term Lender’s Term Commitment as of the Amendment No. 2 Date is set forth on Schedule 2.01.

(c) Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement dated as of August 20, 2014 by and among the Borrower, the Administrative Agent and the Lenders signatory thereto.

“Amendment No. 2 Date” means August 20, 2014, the “Effective Date” as defined in Amendment No. 2.

“Incremental Term Loan” means a Term Loan made pursuant to Section 2.09(d).

(d) Section 2.09(d) of the Credit Agreement shall be amended by replacing the reference to “$500,000,000” in the first sentence thereof with a reference to “$1,000,000,000” and adding the following sentence at the end of such section:

The parties acknowledge that the $325,000,000 of incremental Revolving Commitments and $175,000,000 of incremental Term Commitments made available to the Borrower pursuant to Amendment No. 2 constitute a utilization of the incremental availability contemplated by this Section 2.09(d) such that, after giving effect thereto, the aggregate amount of incremental Revolving Commitments and/or Term Commitments which may be sought or obtained pursuant to this Section 2.09(d) after the Amendment No. 2 Date may not exceed $500,000,000.

(e) The Term Loan amortization schedule set forth in Section 2.10(a) of the Credit Agreement shall be deleted and replaced with the following:

Payment Date	Amount

First Anniversary of the Amendment No. 1 Date	0% of Term Loan principal amount as of the Amendment No. 1 Date

Second Anniversary of the Amendment No. 1 Date	5% of Term Loan principal amount as of the Amendment No. 1 Date plus 5% of the initial principal amount of each Incremental Term Loan made after the Amendment No. 1 Date

Third Anniversary of the Amendment No. 1 Date	10% of Term Loan principal amount as of the Amendment No. 1 Date plus 10% of the initial principal amount of each Incremental Term Loan made after the Amendment No. 1 Date

Fourth Anniversary of the Amendment No. 1 Date	10% of Term Loan principal amount as of the Amendment No. 1 Date plus 10% of the initial principal amount of each Incremental Term Loan made after the Amendment No. 1 Date

Term Maturity Date	Aggregate unpaid principal amount of Term Loans

(f) Schedule 2.01 of the Credit Agreement shall be deleted and replaced with the form of Schedule 2.01 attached hereto as Exhibit A.

2. Term Loans.

(a) Subject to the terms and conditions set forth herein, each Increasing Lender severally agrees to make a Term Loan to the Borrower on the Effective Date in a principal amount equal to the amount set forth opposite its name on such Exhibit B under the heading “Incremental Term Commitment”.

(b) (i) Each Term Loan made pursuant to Section 2(a) of this Amendment shall be made as part of a Term Borrowing which is a Eurodollar Borrowing with an initial Interest Period of one month. At the time of such Term Borrowing pursuant to Section 2(a) of this Amendment, the Interest Period applicable to all previously made Term Loans which are outstanding shall be terminated and such Term Loans shall be continued for such one month Interest Period.

(ii) The failure of any Increasing Lender to make any Term Loan required to be made by it pursuant to such Section 2(a) shall not relieve any other Increasing Lender of its obligations hereunder; provided, that the Term Commitments of the Increasing Lenders are several and no Increasing Lender shall be responsible for any other Increasing Lender’s failure to make a Term Loan as required hereunder.

(iii) Each Term Loan made pursuant to Section 2(a) of this Amendment shall constitute a Term Loan for purposes of the Credit Agreement from and after the Effective Date and rank pari passu in all respects with all other Term Loans, regardless of when made.

(iv) Sections 2.03 and 2.07 of the Credit Agreement shall apply to and govern the Term Loans made under Section 2(a) of this Amendment on the Effective Date.

(v) No amount of any Term Loan made under Section 2(a) of this Amendment which is repaid or prepaid by the Borrower may be reborrowed.

(c) On the Effective Date, the Risk Participation (as defined below) of each Revolving Lender with a Revolving Commitment, shall be transferred and assumed by the Increasing Lenders with a Revolving Commitment on a pro rata basis in accordance with their respective Revolving Commitments under the Credit Agreement after giving effect to this Amendment, such that all such Revolving Credit Exposure will be held ratably by the Revolving Lenders on a pro rata basis in accordance with their respective Revolving Commitments under the Credit Agreement after giving effect to this Amendment. “Risk Participation” means, at any date, the aggregate amount of funded and unfunded obligations of any Lender to purchase participations from or make payments for the account of the Swingline Lender pursuant to Section 2.05(c) of the Credit Agreement and any Issuing Bank pursuant to Section 2.06(d) of the Credit Agreement.

(d) The Term Commitments corresponding to the Term Loans to be made pursuant to Section 2(a) of this Amendment on the Effective Date (i) shall terminate upon the making of such Term Loans on the Effective Date and (ii) shall not be considered a Term Commitment for purposes of Section 2.12(a) of the Credit Agreement.

(e) Each Lender party hereto hereby waives any entitlement under Section 2.16 of the Credit Agreement to any and all amounts which would otherwise have been payable thereunder in respect of the consummation on the Effective Date of the transactions contemplated hereby.

3. Representations and Warranties of the Borrower. The Borrower represents and warrants that as of the Effective Date:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action (and, if required, stockholder action) and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) Each of the representations and warranties contained in the Credit Agreement (after giving effect to this Amendment and treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Effective Date as if made on such date, or to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date; provided, however, that for purposes of the foregoing (i) the reference in Section 3.04(b) of the Credit Agreement to “December 31, 2012” shall be deemed a reference to “December 31, 2013” and (ii) the reference in the definition of “Disclosed Matters” to “Amendment No.1 Date” shall be deemed a reference to “Amendment No. 2 Date”; and

(c) No Default has occurred and is continuing.

4. Effective Date. This Amendment shall become effective on the date and at the time (the “Effective Date”) upon which all of the following conditions have been satisfied:

(a) the execution and delivery of this Amendment by the Borrower, the Administrative Agent, the Required Lenders and the Increasing Lenders;

(b) the Administrative Agent (or its counsel) shall have received copies of (i) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the

Effective Date, (A) certifying resolutions of the Borrower’s board of directors authorizing the transactions contemplated hereunder and (B) attaching the Borrower’s certificate of incorporation (certified as of a recent date by the Delaware Secretary of State) and bylaws and certifying that the foregoing are in full force and effect as of the Amendment No. 2 Date, and (ii) a certificate of good standing of the Borrower, as of a recent date, from the Secretary of State of Delaware;

(c) the Administrative Agent (or its counsel) shall have received a certificate of a Financial Officer of the Borrower dated the Effective Date, certifying that (i) the representations and warranties of the Borrower set forth in the Credit Agreement (after giving effect to this Amendment and treating this Amendment as a Credit Document for purposes thereof) are true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Effective Date, or to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date; provided, however, that for purposes of the foregoing (i) the reference in Section 3.04(b) of the Credit Agreement to “December 31, 2012” shall be deemed a reference to “December 31, 2013” and (ii) the reference in the definition of “Disclosed Matters” to “Amendment No.1 Date” shall be deemed a reference to “Amendment No. 2 Date”; and (ii) no Default has occurred or is continuing;

(d) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Chadbourne & Parke LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Borrower, this Amendment and the Credit Agreement as amended hereby as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

(e) the Administrative Agent shall have received evidence satisfactory to it that substantially concurrently with the effectiveness of this Amendment the Borrower is paying all accrued interest and fees owing pursuant to the Credit Agreement and the principal amount of all outstanding Revolving Loans, it being understood that any such payments may be made out of the proceeds of loans made on the Effective Date;

(f) the Increasing Lenders, the Administrative Agent and the Lead Arrangers shall have received all fees required to be paid, and all expenses for which invoices have been presented at least one (1) Business Day before the Effective Date, on or before the Effective Date;

(g) each Increasing Lender shall have received from the Borrower any promissory notes requested (to the extent requested at least 1 day prior to the Effective Date) pursuant to, and in accordance with, Section 2.10(e) of the Credit Agreement; and

(h) the Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to it, such additional certificates, documents and other information as the Administrative Agent shall reasonably require.

In the event the Effective Date has not occurred on or before September 30, 2014, this Amendment shall not become operative and shall be of no force or effect.

5. Reference to and Effect Upon the Credit Agreement; Other.

(a) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed, as amended. Each party to the Credit Documents shall hereafter have and perform the obligations, and be entitled to the rights and remedies, applicable to it pursuant to the terms and conditions of the Credit Documents as amended hereby.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) The parties hereto acknowledge and agree that (i) this Amendment does not constitute a novation, payment and reborrowing or termination of the Obligations under the Credit Agreement and the other Credit Documents as in effect prior to the Effective Date, and (ii) such Obligations are in all respects continuing with only the terms being modified as provided in this Amendment.

(d) The parties agree that (i) the execution and delivery hereof and the satisfaction of the conditions to effectiveness set forth in Section 4 above shall be deemed to satisfy the conditions set forth in Section 2.09(d) of the Credit Agreement with respect to the incremental Revolving Commitments and incremental Term Commitments contemplated hereby and (ii) the incremental Commitments and Term Loans extended pursuant to this Amendment shall be deemed extended pursuant to and in compliance with such Section.

(e) The parties hereto acknowledge and agree that this Amendment is a Credit Document.

6. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of a single counsel for the Administrative Agent with respect thereto.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

FORTUNE BRANDS HOME & SECURITY, INC., as Borrower

By	/s/ Matthew C. Lenz
Name:	Matthew C. Lenz
Title:	VP & Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement]

BANK OF AMERICA N.A., as a Lender

By	/s/ David Catherall
Name:	David Catherall
Title:	Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Assistant Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

CITIBANK, N.A., as a Lender

By	/s/ Lisa Huang
Name:	Lisa Huang
Title:	Attorney-in-Fact

[Signature Page to Amendment No. 2 to Credit Agreement]

Credit Suisse AG, Cayman Islands Branch, as a Lender

By	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Authorized signatory

By	/s/ Michael Spaight
Name:	Michael Spaight
Title	Authorized signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By	/s/ Charles Reed
Name:	Charles Reed
Title:	Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

SUNTRUST BANK, as a Lender

By	/s/ Vinay Desai
Name:	Vinay Desai
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

U.S. Bank National Association, as a Lender

By	/s/ James DeVries
Name:	James DeVries
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

The Bank of Tokyo Mitsubishi UFJ, Ltd. as a Lender

By	/s/ Thomas Danielson
Name:	Thomas Danielson
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

COMPASS BANK, as a Lender

By:	/s/ Khoa Duong
Name:	Khoa Duong
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Lisa Garling
Name:	Lisa Garling
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By	/s/ Laura Gimena
Name:	Laura Gimena
Title:	Director

By	/s/ Juan Pablo Jimenez
Name:	Juan Pablo Jimenez
Title:	Associate Director

[Signature Page to Amendment No. 2 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ W.J. Bowne
Name:	W.J. Bowne
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

HSBC Bank USA, N.A., as a Lender

By	/s/ Meredith Philips
Name:	Meredith Philips
Title:	Assistant Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

The Northern Trust Company, as a Lender

By	/s/ Joshua Metcalf
Name:	Joshua Metcalf
Title:	Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

EXHIBIT A

Schedule 2.01

Commitments

Lender	Revolving Commitment	Term Commitment[1]	Total Commitment
JPMorgan Chase Bank, N.A.	$80,925,000	$43,575,000	$124,500,000
Bank of America, N.A.	$80,925,000	$43,575,000	$124,500,000
Barclays Bank PLC	$80,925,000	$13,825,000	$94,750,000
Citibank, N.A.	$80,925,000	$43,575,000	$124,500,000
Credit Suisse AG	$80,925,000	$43,575,000	$124,500,000
Wells Fargo Bank, N.A.	$80,925,000	$43,575,000	$124,500,000
Mizuho Bank, Ltd.	$58,500,000	$31,500,000	$90,000,000
SunTrust Bank	$58,500,000	$31,500,000	$90,000,000
U.S. Bank National Association	$58,500,000	$31,500,000	$90,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$52,000,000	$42,750,000	$94,750,000
Compass Bank	$52,000,000	$43,000,000	$95,000,000
Citizens Bank, National Association	$52,000,000	$28,000,000	$80,000,000
The Bank of Nova Scotia	$43,875,000	$23,625,000	$67,500,000
PNC Bank, National Association	$43,875,000	$23,625,000	$67,500,000
HSBC Bank USA, N.A.	$35,100,000	$18,900,000	$54,000,000
The Northern Trust Company	$35,100,000	$18,900,000	$54,000,000

TOTAL	$975,000,000	$525,000,000	$1,500,000,000

[1]	Notwithstanding anything in the Credit Agreement to the contrary, (a) amounts on this schedule under the heading “Term Commitment” shall represent, for each Lender, the outstanding amount of such Lender’s Term Loan on the Amendment No. 2 Date after giving effect to the Term Loans contemplated by Amendment No. 2 and (b) immediately after the making of such Term Loans on the Amendment No. 2 Date, the amount of unfunded Term Commitments will be zero.

EXHIBIT B

Incremental Amendment No. 2 Commitments2

Lender	Incremental Revolving Commitment	Incremental Term Commitment	Total Incremental Commitment
JPMorgan Chase Bank, N.A.	$25,675,000	$13,825,000	$39,500,000
Bank of America, N.A.	$25,675,000	$13,825,000	$39,500,000
Barclays Bank PLC	$25,675,000	$13,825,000	$39,500,000
Citibank, N.A.	$25,675,000	$13,825,000	$39,500,000
Credit Suisse AG	$25,675,000	$13,825,000	$39,500,000
Wells Fargo Bank, N.A.	$25,675,000	$13,825,000	$39,500,000
Mizuho Bank, Ltd.	$19,500,000	$10,500,000	$30,000,000
SunTrust Bank	$19,500,000	$10,500,000	$30,000,000
U.S. Bank National Association	$19,500,000	$10,500,000	$30,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$19,500,000	$10,500,000	$30,000,000
Compass Bank	$19,500,000	$10,500,000	$30,000,000
Citizens Bank, National Association	$19,500,000	$10,500,000	$30,000,000
The Bank of Nova Scotia	$14,625,000	$7,875,000	$22,500,000
PNC Bank, National Association	$14,625,000	$7,875,000	$22,500,000
HSBC Bank USA, N.A.	$12,350,000	$6,650,000	$19,000,000
The Northern Trust Company	$12,350,000	$6,650,000	$19,000,000

TOTAL	$325,000,000	$175,000,000	$500,000,000

[2]	Lenders identified herein as having an Incremental Revolving Commitment and/or an Incremental Term Commitment are “Increasing Lenders”.